                             ACTIVE SHORT-TERM FUND
                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 26, 1997



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 26, 1997 of the Active Short-Term Fund, a series of Cash Accumulation Trust, as supplemented from time to time, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from PIMCO Funds Distribution Company, 2187 Atlantic Street, Stamford, Connecticut 06902.
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                               TABLE OF CONTENTS


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..    3

CREDIT AND MARKET RISK............................   30

PORTFOLIO TRANSACTIONS AND BROKERAGE..............   31

MANAGEMENT OF THE FUND............................   33

INVESTMENT ADVISORY AND OTHER SERVICES............   39

ORGANIZATION AND CAPITALIZATION OF THE TRUST......   42

NET INCOME, YIELD AND VALUATION...................   44

TAXES.............................................   45

REDEMPTIONS.......................................   46

DESCRIPTION OF INVESTMENTS........................   48

APPENDIX A........................................  A-1

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

          The investment objectives and policies of the Active Short-Term Fund (the "Fund") of Cash Accumulation Trust (the "Trust") are summarized on the front page of the Prospectus and in the text of the Prospectus following the captions "Investment Objective and Policies" and "General Policies." For a description of the investments which the Fund may make, see "Description of Investments." For a description of the relevant rating categories established by five major rating agencies, see Appendix A.

          Columbus Circle Investors, the manager of the Fund ("CCI" or the "Manager"), will monitor the Fund's investments in light of general economic and market conditions and the creditworthiness of the issuers of the Fund's portfolio securities, including the creditworthiness of issuers of master demand notes insofar as it relates to the ability of the issuer to make payments on demand. The Fund does not expect to invest more than 5% of its total assets in master demand notes in the foreseeable future. As described in the Prospectus, after purchase by the Fund, a security may cease to be rated, its rating may be reduced below the minimum required for purchase by the Fund, or the security may otherwise cease to be eligible for purchase by the Fund. No such event will require the sale of such security by the Fund. However, the Manager or the Trust's Trustees will consider any such event in determining whether the Fund should continue to hold the security.

          The Fund, consistent with its investment objective, attempts to maximize yields by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Fund also invests to take advantage of what are believed to be temporary disparities in the yields of the different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies may result in frequent changes in the Fund's portfolio. See "Portfolio Transactions and Brokerage."

Repurchase Agreements
---------------------

          As is disclosed in the text of the Prospectus following the caption "General Policies -Repurchase Agreements," there is a risk that in a repurchase agreement the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to dispose of the underlying security in the market or would hold the underlying security until maturity. However, the Fund may be subject to various delays and risks of loss in attempting to dispose of the underlying security, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) expenses involved in the enforcement of the Fund's rights.

Firm Commitments
----------------

          As described in the text of the Prospectus following the caption "Investment Objective and Policies," the Fund may enter into firm commitment agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later.

U.S. Government Securities
--------------------------

          U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Bank, those of the Federal National Mortgage Association ("FNMA"), and those of the Student Loan Marketing Association are not supported by the full faith and credit of the U.S. Government, but are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Inflation-Indexed Bonds
-----------------------

          The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

          Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

          The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility the Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Borrowing
---------

          Subject to the limitations described under "Investment Restrictions" below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund's assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 (the "1940 Act") require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements if permitted to do so under its specific limitations on borrowings. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Fund's limitations on borrowings as specified under "Investment Restrictions" below.

Preferred Stock
---------------

          The Fund may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Fund can receive a steady stream of dividends and still have the option to convert it to common stock.

Corporate Debt Securities
-------------------------

          The Fund may invest in corporate debt securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in the Fund's portfolio may be varied in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a security may be sold and another of comparable quality and maturity (usually, but not always, of a different issuer) purchased at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

          The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

          Among the corporate debt securities in which the Fund may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

          A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

High Yield Securities ("Junk Bonds")
------------------------------------

          The Fund may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for the Fund, or if unrated, are of comparable quality in the opinion of the Fund's Manager. A description of the ratings categories used is set forth in Appendix A to this Statement of Additional Information.

          A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Services, Inc. ("Moody's") or BB or below by Standard & Poor's Corporation ("S&P")) or (2) if unrated, determined by the Manager to be of comparable quality to obligations so rated.

          The Fund may purchase high yield securities (as defined in the Prospectus). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. The Fund may continue to hold such securities following a decline in their rating if in the opinion of the Manager it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by the Fund are described as "speculative" by both Moody's and S&P.

          Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of the Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

          Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Fund. The market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities.

Participation on Creditors Committees
-------------------------------------

          The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund.

Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Manager believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities
-------------------------------------

          Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

          The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates. However, the Fund would generally participate less in appreciation resulting from any general decline in interest rates.

          The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security will generally exhibit greater price volatility than a fixed rate obligation of similar credit quality.

          The values of inverse floating obligations are generally more volatile, and the market for inverse floating obligations is generally more illiquid, than those of many other securities. In addition, because coupon rates of interest on inverse floating obligations vary inversely with changes in market rates of interest, interest income earned by the Fund and dividends paid by the Fund may be more volatile than if the Fund invested solely in fixed-rate securities. Because inverse floating obligations represent a relatively recent innovation in the securities market, there is a lack of historical data concerning the attributes of such securities under all market conditions.
Often, inverse floating obligations are created by selling two complementary interests in a single, previously issued fixed-rate security: a floating rate obligation and the inverse floating obligation. In other cases, the issuer will itself issue directly the two complementary obligations. To seek to limit the interest rate risk of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary.

          Inverse floating obligations have the effect of providing a degree of investment leverage since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate securities of comparable maturity and credit quality increase or decrease in response to such changes. The Manager believes that inverse floating obligations represent flexible portfolio management instruments for the Fund which allows the Manager to vary the degree of investment leverage relatively efficiently under different market conditions.

Mortgage-Related and Asset-Backed Securities
--------------------------------------------

          Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities" below). Certain debt securities are also secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below).

          Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage-related securities is GNMA. GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

          Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Manager's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

          Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular

"industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

          Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is therefore partially guarded (but only partially) against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

          Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

          Commercial Mortgage-Related Securities. The Fund may invest in commercial mortgage-related securities. Commercial mortgage-related securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-related securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-related securities.

          Commercial mortgage-related securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-related securities have been issued in public or private transactions by a variety of public and private issuers.

          The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payments, due on maturity. Assets underlying commercial mortgage-related securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-related securities may have a lower prepayment risk than residential mortgage-related securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. See "Credit Enhancement" below.

          Credit Enhancement. Mortgage-related securities are often backed by a pool of assets representing the obligations of a number of different parties.
To lessen the effect of failures by obligors on underlying mortgages to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, designed to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is designed to ensure ultimate payment of the obligations on at least a portion of the assets in the pool.
Such protection may be provided through subordination of other debt, guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. There can be no assurance that credit support will be sufficient to ensure the timely payment of principal and/or interest. Delinquencies or losses in excess of those anticipated could adversely affect the return on investment in such security.

          Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest only class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities-- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

          Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

          Other Asset-Backed Securities. Similarly, the Manager expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are generally guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Consistent with the Fund's investment objectives and policies, the Manager also may invest in other types of asset-backed securities.

Foreign Securities
------------------

          The Fund may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

          Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S.

investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

          The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

          The Fund may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

          The Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's Manager. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund may be required to segregate assets to cover forward currency contracts entered into for non-hedging purposes. The Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

High Yield/High Risk Foreign Sovereign Debt Securities
-------------------------------------------------------

          The Fund may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities may consist of Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history.

          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund may purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discounts from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Fund may purchase Brady Bonds with no or limited collaterization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Commercial Paper
----------------

          The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Derivative Instruments
----------------------

          The following describes certain derivative instruments and products in which the Fund may invest (to the extent described in the Prospectus) and the risks associated therewith.

          Options on Securities and Securities or Commodities Indexes. The Fund may, to the extent specified in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

          An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

          The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

          If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

          The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

          The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

          OTC Options. The Fund will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

          It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) OTC options purchased by the Fund, (ii) the illiquid portion (determined under the foregoing formula) of OTC options written by the Fund, and
(iii) other illiquid investments as set forth below under the heading "Investment Restrictions."

          Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security or other cover unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

          If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

          Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

          Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

          The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

          The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

          When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

          The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

          Limitations on Use of Futures and Futures Options. In general, the Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

          When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

          When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

          When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or, in the case of an index futures contract, by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

          When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

          The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Taxation."

          Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

          Swap Agreements. The Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in the relevant investments or instruments.

          Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid (or received) under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

          Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Forward Commitments, When-Issued and Delayed Delivery Transactions
------------------------------------------------------------------

          The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain assets until the settlement date in a segregated account, sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

          The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, assets sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Fund may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Note on Shareholder Approval
----------------------------

          The Prospectus describes the investment objective of the Fund. The Prospectus also identifies some of the policies of the Fund which are fundamental and may be changed only with the approval of the shareholders. Unless otherwise indicated, the objective and investment policies of the Fund are not fundamental and may be changed without shareholder approval. Approval by the shareholders of the Fund requires approval by the holders of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund.

Investment Restrictions
-----------------------

          The investment restrictions set forth below are fundamental policies of the Fund and, accordingly, without the approval of the holders of a majority of the outstanding shares of the Fund, the Fund will not:

          (1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer. This limitation does not apply to Government securities (as defined in the 1940 Act).

          (2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

          (3) Invest more than 25% of its total assets in any one industry.
This restriction does not apply to U.S. Government Securities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

          (4) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

          (5) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan its securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

          (6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies. This restriction does not apply to repurchase agreements or loans of portfolio securities.

          (7) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

          (8) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

          (9) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

          (10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

          The percentages and percentage limitations set forth above or in the Prospectus, other than with respect to restriction (5) pertaining to borrowing, will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. Restrictions (4) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

          In addition, it is contrary to the Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the Securities and Exchange Commission is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities issued pursuant to

Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Manager has determined to be liquid under procedures approved by the Board of Trustees.

                             CREDIT AND MARKET RISK

          The portfolio securities of the Fund are subject to credit risk and market risk. Credit risk relates to the ability of the issuer of an obligation to make timely payments of principal and interest. In a repurchase agreement transaction, credit risk relates to the performance by the other party of its obligation to repurchase the underlying security from the Fund. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors.

          Market risk relates to changes in the market value of a security as a result of variations in the level of prevailing interest rates and yield relationships among particular segments of the fixed income market or the U.S. Government Securities market. Generally, prices tend to fluctuate less for higher quality issues than for lower quality issues, and, for any given change in the level of interest rates, prices for shorter maturity issues tend to fluctuate less than for longer maturity issues. By restricting the maturity of its investments and purchasing only high-quality instruments, the Fund seeks relatively smaller changes in the value of its portfolio securities resulting from market factors than would be the case for a longer term or lower grade bond fund.

          The value of the securities (other than inverse floaters) in the Fund's portfolio can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Fund could require the sale of portfolio investments in the Fund at a time when a sale might not be desirable.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          In general, the Fund will purchase securities with the expectation of holding them to maturity. However, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. The Fund may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Fund will have a high portfolio turnover due to the short maturities of the securities held in its portfolio.

          In placing orders for the purchase and sale of portfolio securities for the Fund, the Manager will always seek the best price and execution. It is expected that portfolio transactions will generally be with issuers or dealers in money market instruments acting as principal. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Accordingly, the Fund is not expected to pay significant brokerage commissions.

          Some of the Fund's portfolio transactions are placed with dealers who provide the Manager with supplementary investment and statistical information or furnish market quotations to the Fund or other advisory accounts or investment companies advised by the Manager. The business would not be so placed if the Fund would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the Manager. The services may also be used by the Manager in connection with its other advisory accounts and in some cases may not be used with respect to the Fund.

          Certain officers of the Manager have responsibility for portfolio management of certain other investment companies and investment accounts which may invest in securities in which the Fund also invests. When one or more of these other investment companies or accounts and the Fund desire to purchase or sell the same security at or about the same time, purchase and sale orders will ordinarily be placed and confirmed separately but may be combined to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of the Fund to participate in larger volume transactions will in some cases produce better executions for the Fund. However, in some cases, these procedures could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold.

                                 MANAGEMENT OF THE FUND

Trustees

          The Trustees of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

--------------------------------------------------------------------------------
Name, Address and Age        Principal Occupation(s) During the Past Five Years
--------------------------------------------------------------------------------
E. Philip Cannon             Trustee of the Trust and PIMCO Funds:
2401 Claremont Lane          Multi-Manager Series ("PFMMS");  Headmaster, St.
Houston, TX 77019            John's School, Houston, Texas.  Formerly, Trustee,
Age 56                       PIMCO Advisors Funds ("PAF"), General Partner,
                             J.B. Poindexter & Co., Houston, Texas (private
                             partnership), and Partner, Iberia Petroleum
                             Company (oil and gas production).  Mr. Cannon was
                             a director of WNS Inc., a retailing company which
                             filed a petition in bankruptcy within the last
                             five years.
--------------------------------------------------------------------------------
Donald P. Carter             Trustee of the Trust and PFMMS.  Formerly,
434 Stable Lane              Trustee, PAF, Chairman, Executive Vice President
Lake Forest, IL 60045        and Director, Cunningham & Walsh, Inc., Chicago
Age 69                       (advertising agency).
--------------------------------------------------------------------------------
Gary A. Childress            Trustee of the Trust and PFMMS; Chairman and
11 Longview Terrace          Director, Bellefonte Lime Company, Inc.; Chief
Madison, CT 06443            Executive Officer, Woodings & Verona Toolworks
Age 62                       Inc.  Mr. Childress is a partner in GenLime, L.P.,
                             a private limited partnership, which has filed a
                             petition in bankruptcy within the last five years.
                             Formerly, Trustee, PAF.
--------------------------------------------------------------------------------
(*) William D. Cvengros      Trustee of the Trust and PFMMS; Chairman of the
800 Newport Center Drive     Board of PFMMS; Chief Executive Officer,
Newport Beach, CA 92660      President, and member of the Operating Board,
Age 48                       Operating Committee, and Equity Board, PIMCO
                             Advisors L.P.; Director, PIMCO Funds Distribution
                             Company ("PFDCO").  Formerly, Trustee, PAF,
                             President, PFMMS, and Director, Vice Chairman, and
                             Chief Investment Officer, Pacific Mutual Life
                             Insurance Company ("Pacific Mutual").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gary L. Light                Trustee of the Trust and PFMMS; Partner, E.V.A.
12220 N. Meridian Street,    Investors Inc. (private investments); Consultant
 #145                        to and, prior to March, 1987, Executive Vice
Carmel, IN 46032             President, Mayflower Corporation (trucking and
Age 59                       transportation); Vice Chairman and Chief Executive
                             Officer, Sofamor Danek (medical devices).
                             Formerly, Trustee, PAF.
--------------------------------------------------------------------------------
Richard L. Nelson            President, Nelson Financial Consultants; Director,
8 Cherry Hills Lane          Wynn's International, Inc.; Trustee, Pacific
Newport Beach, CA 92660      Select Fund.  Formerly, Partner, Ernst & Young.
Age 66
--------------------------------------------------------------------------------
Lyman W. Porter              Professor of Management at the University of
2639 Bamboo Street           California, Irvine, Trustee, Pacific Select Fund.
Newport Beach, CA 92660
Age 66
--------------------------------------------------------------------------------
(*) Robert A. Prindiville    Trustee of the Trust and PFMMS.  Formerly,
2187 Atlantic Street         Trustee, PAF, President and Director, Thomson
Stamford, CT 06903           Advisory Group Inc., Director and Chairman, PFDCO,
Age 61                       Executive Vice President, PIMCO Advisors L.P.
--------------------------------------------------------------------------------
Alan Richards                President, Alan Richards Consulting, Inc.;
P.O. Box 675760              Trustee, Pacific Select Fund; Director, Western
18132 Camino de Estrellas    National Corporation. Formerly, President, Chief
Rancho Santa Fe, CA 92067    Executive Officer and Director, E.F. Hutton
Age 66                       Insurance Group, Inc., Chairman of the Board,
                             Chief Executive Officer and President, E.F. Hutton
                             Life Insurance Company, Director, E.F. Hutton &
                             Company, Inc.
--------------------------------------------------------------------------------
Joel Segall                  Trustee of the Trust and PFMMS.  Formerly,
11 Linden Shores             Trustee, PAF, President and University Professor,
Branford, CT 06405           Bernard M. Baruch College, The City University of
Age 73                       New York, Deputy Under Secretary for International
                             Affairs, United States Department of Labor,
                             Professor of Finance, University of Chicago, Board
                             of Managers, Coffee, Sugar and Cocoa Exchange.
--------------------------------------------------------------------------------
W. Bryant Stooks             Trustee of the Trust and PFMMS; President, Bryant
1530 E. Montebello           Investments, Ltd.  Formerly, Trustee, PAF,
Phoenix, AZ 85014            President, Senior Vice President, Director and
Age 56                       Chief Executive Officer, Archirodon Group Inc.,
                             Partner, Arthur Andersen & Co.
--------------------------------------------------------------------------------
Gerald M. Thorne             Trustee of the Trust and PFMMS.  Formerly,
5 Leatherwood Lane           Trustee, PAF, President and Director, Firstar
Savannah, GA  31414          National Bank of Milwaukee, Chairman, President
Age 58                       and Director, Firstar National Bank of Sheboygan,
                             Director, Bando-McGlocklin.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(*) Stephen J. Treadway      Trustee of the Trust and PFMMS; President of
2187 Atlantic Street         PFMMS; Executive Vice President, PIMCO Advisors
Stamford, CT 06902           L.P.; Director, Chairman and President, PFDCO.
Age 49                       Formerly, Executive Vice President, Smith Barney
                             Inc.
--------------------------------------------------------------------------------

* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act).

Officers
--------

          The chart below sets forth the name, address, age, position(s) with the Trust, and principal occupation(s) during the past five years of each officer of the Trust. Except as shown, each officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of all persons listed below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660:

--------------------------------------------------------------------------------
Name, Address and Age          Position(s) with    Principal Occupation(s)
                               the Trust           During the Past Five Years
--------------------------------------------------------------------------------
Stephen J. Treadway          President             Trustee and President,
2187 Atlantic Street                               PFMMS; Executive Vice
Stamford, CT 06902                                 President, PIMCO Advisors
Age 49                                             L.P.; Director, Chairman and
                                                   President, PFDCO. Trustee of
                                                   the Trust. Formerly,
                                                   Executive Vice President,
                                                   Smith Barney Inc.
--------------------------------------------------------------------------------
R. Wesley Burns              Vice President        Executive Vice President,
Age 37                                             PFMMS; President, PIMCO
                                                   Funds: Pacific Investment
                                                   Management Series ("PIMS");
                                                   Executive Vice President,
                                                   Pacific Investment
                                                   Management Company ("Pacific
                                                   Investment Management").
                                                   Formerly, Vice President,
                                                   PAF.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Newton B. Schott, Jr.        Vice President and    Vice President and
2187 Atlantic Street         Clerk                 Secretary, PFMMS; Director,
Stamford, CT 06902                                 Executive Vice President,
Age 54                                             Chief Administrative Officer
                                                   and Secretary, PFDCO.
                                                   Formerly, Senior Vice
                                                   President-Legal and
                                                   Secretary, PIMCO Advisors
                                                   L.P.; Vice President and
                                                   Clerk, PAF, Executive Vice
                                                   President, Secretary and
                                                   General Counsel, Thomson
                                                   Advisory Group Inc. and
                                                   PIMCO Advisors L.P.,
                                                   Executive Vice President,
                                                   Secretary, General Counsel
                                                   and Director, Thomson
                                                   McKinnon Inc.
--------------------------------------------------------------------------------
Teresa A. Wagner             Vice President        Vice President of PFMMS;
Age 34                                             Vice President, PIMS; Vice
                                                   President and Manager of
                                                   Fund Administration, Pacific
                                                   Investment Management.
                                                   Formerly, Vice President and
                                                   Assistant Clerk, PAF, Vice
                                                   President, PIMCO Advisors
                                                   Institutional Services,
                                                   Finance Director, Pacific
                                                   Financial Asset Management
                                                   Company.
--------------------------------------------------------------------------------
John P. Hardaway             Treasurer             Treasurer of PFMMS and PIMS;
Age 39                                             Vice President and Manager
                                                   of Fund Operations, Pacific
                                                   Investment Management.
                                                   Formerly, Treasurer, PAF.
--------------------------------------------------------------------------------

          PFDCO also serves as principal underwriter for PFMMS and PIMS.

Trustees' Compensation
----------------------

          The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

          The Trust does not pay any remuneration to Trustees who are interested persons of the Trust or the Manager. Each of the Trust's Trustees, other than Messrs. Nelson, Porter and Richards, previously served on the Board of PAF, a mutual fund family advised by PIMCO Advisors L.P., an affiliate of the Manager, and its affiliates. PAF ceased operations in connection with the reorganization of its series with series of PFMMS or PIMS in transactions which took place on January 17, 1997.

          Fees paid to the disinterested Trustees for their services on behalf of the Trust during the fiscal year ended September 30, 1996 aggregated $124,833. The following table sets forth information concerning fees paid during the fiscal year ended September 30, 1996 to persons who served as disinterested Trustees of the Trust during such fiscal year.

                --------------------------------------------------
                       (1)                (2)             (3)

                                                         Total
                                      Aggregate       Compensation
                 Name of Trustee     Compensation      from Trust
                                      from Trust        and Fund
                                                       Complex/1/
                --------------------------------------------------
                E. Philip Cannon       $16,667           $50,000
                --------------------------------------------------
                Donald P. Carter       $17,833           $53,500
                --------------------------------------------------
                Gary A. Childress      $17,667           $53,000
                --------------------------------------------------
                Gary L. Light          $18,333           $55,000
                --------------------------------------------------
                Richard L. Nelson        N/A             $14,333
                --------------------------------------------------
                Lyman W. Porter          N/A             $12,167
                --------------------------------------------------
                Alan Richards            N/A             $14,333
                --------------------------------------------------
                Joel Segall            $19,833           $59,500
                --------------------------------------------------
                W. Bryant Stooks       $17,833           $53,500
                --------------------------------------------------
                Gerald M. Thorne       $16,667           $50,000
                --------------------------------------------------

     /1/ The amounts listed in column (3) for Messrs. Cannon, Carter, Childress, Light, Segall, Stooks and Thorne include total compensation paid for their services as Trustees of PAF for PAF's fiscal year ended September 30, 1996. The amounts listed in column (3) do not include pension/retirement benefits earned by these Trustees for their services on behalf of PAF through its fiscal year ended September 30, 1995 pursuant to a Trustees' Pension Plan for PAF (the "Pension Plan"). The Trustees of PAF voted to terminate the Pension Plan as of September 28, 1995 and received lump-sum payments in January of 1996 in respect of services rendered during periods prior to the fiscal year ended September 30, 1996. Of the amounts listed in column (3), E. Philip Cannon, Donald P. Carter, Joel Segall and Gerald M. Thorne elected to have the payment of $50,000, $38,500, $43,000, and $50,000, respectively, deferred under a deferred compensation plan for PAF and CAT. The compensation listed in column (3) for Messrs. Light and Segall does not include amounts which accrued pursuant to 1987 Deferred Fee Agreements with the Trust and PAF which terminated effective December 14, 1995. These benefits were distributed to Messrs. Light and Segall during 1996 in respect of services rendered during periods prior to the fiscal year ended September 30, 1996. The amounts listed on column (3) for Messrs. Nelson, Porter and Richards are amounts paid for services as Trustees of PFMMS.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement
-----------------------------

          Columbus Circle Investors ("CCI") serves as Manager of the Fund. CCI is a general partnership with PIMCO Advisors L.P. ("PALP") and Columbus Circle Investors Management Inc., a wholly owned subsidiary of PALP, as its only partners. PALP is a Delaware limited partnership. The sole general partner of PALP, PIMCO Partners, G.P., has two partners: (i) an indirect wholly owned of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company who are: William
H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William
C. Powers, David H. Edington, Benjamin L. Trosky, William R. Benz, II and Lee R. Thomas, III (collectively, the "Managing Directors"). PIMCO Partners, G.P. has substantially delegated its management and control of PALP to an Equity Board and an Operating Board of PALP. The activities of PALP are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PALP's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day
operations and policies to an Operating Committee.   Because of the ability to
designate a majority of the members of the Operating Board, Pacific Investment Management Company and the Managing Directors could be said to control PALP, and through PALP, CCI, although Pacific Investment Management Company and the Managing Directors disclaim such authority.

          Pursuant to the Investment Advisory Agreement, the Manager is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." The Manager also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

          Under the terms of the Investment Advisory Agreement, the Manager is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of CCI to the Trust are not exclusive under the terms of the Investment Advisory Contract. CCI is free to, and does, render investment advisory services to others. The current Investment Advisory Agreement was approved most recently by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of such parties ("Independent Trustees"), at a meeting held on February 9, 1997.

          The Manager's compensation with respect to the Fund under the Investment Advisory Agreement described in the Prospectus under the heading "Manager of the Fund" is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

          The Fund pays the Manager a monthly fee at the annual percentage rate of 0.20% based on the level of the Fund's average daily net asset value.

          The Investment Advisory Agreement provides that it will continue in force for two years from its date of execution, and from year to year thereafter, but only so long as its continuance is approved at least annually by
(i) the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement automatically terminates on assignment, and is terminable by either the Fund or the Manager on not more than 60 days' written notice to the other party. If, at any time that the Investment Advisory Agreement is submitted for approval by the shareholders of the Fund, the shareholders of the Fund should fail to approve the Investment Advisory Agreement, the Manager would continue to serve as manager and adviser with respect to the Fund pending consideration by the Trustees of such further action as they may deem to be in the best interests of the shareholders of the Fund.

          The Investment Advisory Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Fund Administrator
------------------

          PALP serves as administrator (and is referred to in this capacity as the "Administrator") to the Fund pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Fund, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Fund, and preparation of reports to the Fund's shareholders and regulatory filings. PALP has retained Pacific Investment Management, as sub-administrator, to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PALP may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Fund, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses. The Administrator will be compensated at an annual rate of 0.20% of the Fund's average daily net assets.

          Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of the Manager, the Administrator or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Manager or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

          The Administration Agreement and Sub-Administration Agreement may be terminated by the Trustees, PALP or Pacific Investment Management (as the case may be) at any time on 60 days' written notice. Following their initial term of two years, the Administration and Sub-Administration Agreements would continue from year to year if approved by the Trustees.

          The Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the disinterested Trustees defined above. The current Administration Agreement was last approved by the Board of Trustees, including all of the disinterested Trustees who are not "interested persons" of the Trust or Administrator, at a meeting held on February 9, 1997. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Fund and its shareholders; (2) the services to be performed under the Administration Agreement are services required for the operation of the Fund; (3) the Administrator is able to provide, or to procure, services for the Fund which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Distribution Agreement.
----------------------

          PIMCO Funds Distribution Company (the "Distributor") serves as the distributor of the Fund's shares pursuant to a distribution contract ("Distribution Contract") with the Trust. The Distributor is a wholly owned subsidiary of PALP. The Distribution Contract is terminable without penalty, at any time, by the Fund by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

          The Distribution Contract will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution Contract and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

          Although the Trust has no present intention to do so, it reserves the right at any time to suspend the offering of the shares of the Fund.

Custodial Arrangements.
----------------------

          Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105 ("IFTC") is the Fund's custodian. As such, IFTC holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IFTC receives and delivers cash and securities of the Fund in connection with the transactions of the Fund and collects all dividends and other distributions made with respect to the portfolio securities of the Fund. IFTC also maintains certain accounts and records of the Fund.

Accounting Services.
-------------------

          Pursuant to an agreement between PALP and IFTC, IFTC calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis (and as otherwise may be required by the Investment Company Act, that is, when there is a sufficient degree of trading in the Fund's portfolio securities to affect its net asset value) and performs certain accounting services for the Fund.

Independent Auditors.
--------------------

          Price Waterhouse LLP, 1055 Broadway, Kansas City, Missouri 64105, has been selected to serve as the independent public accountants for the Fund. Price Waterhouse LLP provides audit services, accounting assistance, and consultation in connection with Securities and Exchange Commission filings.


                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

          The organization of the Trust and the voting rights of shareholders are summarized in the text of the Prospectus following the caption "Description of the Trust."

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, which may be divided into an unlimited number of series of such shares, and which presently consist of the series of shares constituting the Fund as well as a second series constituting the National Money Market Fund. The Fund was organized as a series of the Trust on December 17, 1996. Each share of a series represents an equal proportionate interest in that series with each other share of that series and is entitled to a proportionate interest in the dividends and distributions from that series. Upon termination of a series, whether pursuant to liquidation of the series or otherwise, shareholders of that series are entitled to share pro rata in the net assets of the series then available for distribution to such shareholders. Shareholders have no preemptive rights.

          A copy of the Agreement and Declaration of Trust (the "Declaration of Trust") establishing the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or a series, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of an affected series or by the Trustees upon written notice to the shareholders. Upon termination of the Trust or of a series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the series as may be determined by the Trustees, the series shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the shareholders of the series involved, ratably according to the number of shares of such series held by the several shareholders of the series on the date of termination.

          The assets received by the Trust for the issue or sale of shares of a series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that series, and constitute the underlying assets of that series. The underlying assets of a series are segregated and are charged with the expenses, including the organizational expenses, in respect of that series and with a share of the general expenses of the Trust as described above under "Investment Advisory and Other Services." While the expenses of the Trust are allocated to the separate books of account of the series, if more than one series has shares outstanding, certain expenses may be legally chargeable against the assets of all series.

          Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of a series for all loss and expense of any shareholder of that series held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the series of which he was a shareholder would be unable to meet its obligations.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          As described in the Prospectus, the Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

          Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Trustees shall continue to hold office and may appoint their successors.


                        NET INCOME, YIELD AND VALUATION

Determination of Net Income
---------------------------

          The net income of the Fund is determined as of the close of regular trading (ordinarily 4:00 p.m. (Eastern Time)) on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for trading. Net income includes (i) all interest accrued and discount earned on the portfolio investments of the Fund, minus (ii) amortized premium on such investments, plus or minus (iii) all realized gains and losses on such investments, and minus (iv) all expenses of the Fund.

Calculation of Yield
--------------------

          Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                 YIELD = 2[(a-b + 1)/6/ -1]
                 --------------------------
                            cd

          where  a = dividends and interest earned during the period,

                 b = expenses accrued for the period (net of reimbursements),

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                 d = the maximum offering price per share on the last day of the period.

          The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Valuing the Fund's Portfolio Investments
----------------------------------------

          The total net asset value of the Fund (the excess of its assets over its liabilities) is determined by SSI as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Trust expects that the days, other than weekend days, that the Exchange will not be open will be New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund's securities which mature in 60 days or less are generally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. This method will be used only when the amortized cost value approximates the fair value of the securities.


                                     TAXES

     The tax status of the Fund and the distributions which it may make are summarized in the text of the Prospectus immediately following the caption "Taxes."

     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

     If the Fund qualifies for taxation as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Except where specifically noted, the remainder of this section assumes that the Fund will so qualify.

     If the Fund distributes amounts in excess of its current earnings and profits, such distributions to shareholders would be treated as a return of capital to the extent of a shareholder's basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the relevant shares.

     Current federal tax law requires the holder of a Treasury or other fixed-income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. Accordingly, if the Fund holds such securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realized net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     The Trust under which the Fund is created is organized as a Massachusetts business trust. Under current law, so long as the Fund qualifies for federal income tax treatment as described above, it is believed that neither the Trust nor the Fund should be liable for any income or franchise tax in The Commonwealth of Massachusetts.

     The Fund is generally required to withhold and remit to the U.S. Treasury 31% of redemption proceeds and dividends from net investment income and capital gains distributions credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding).

     Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences of an investment in the Fund to its shareholders.


                                  REDEMPTIONS

     The procedures for redemptions and withdrawals are summarized in the Prospectus following the caption "How to Redeem."

     The Fund may suspend the right of redemption for the Fund and may postpone payment when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     The Fund will normally redeem a shareholder's shares for cash. However, if in any 90-day period a shareholder seeks to redeem shares totaling the lesser of $250,000 or 1% of the Fund's total assets, the Fund may, in unusual circumstances, redeem any additional shares by payment in kind of securities held in the portfolio of the Fund.

                          DESCRIPTION OF INVESTMENTS

1.   U.S. Government Securities.
     --------------------------

     Obligations Backed by Full Faith and Credit of the U.S. Government  -- are
     ------------------------------------------------------------------
bills, certificates of indebtedness, notes and bonds issued by (i) the U.S. Treasury or (ii) agencies, authorities and instrumentalities of the U.S. Government or other entities and backed by the full faith and credit of the U.S. Government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, Farmers' Home Administration and the Small Business Administration.

     Other U.S. Government Securities -- are bills, certificates of
     --------------------------------
indebtedness, notes, and bonds issued by agencies, authorities and instrumentalities of the U.S. Government which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.

     U.S. Government Securities do not include securities issued or guaranteed by state governments or instrumentalities.


2.   Money Market Instruments.
     ------------------------

     Certificates of Deposit - certificates issued against funds deposited in a
     -----------------------
bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     Bankers' Acceptances - short-term credit instruments used to finance the
     --------------------
import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Eurodollar Obligations - obligations of foreign branches of U.S. banks.
     ----------------------

     Yankeedollar Obligations - obligations of domestic branches or subsidiaries
     ------------------------
of foreign banks.

     Commercial Paper - promissory notes issued by corporations (including banks
     ----------------
and bank holding companies), in order to finance their short-term credit needs.

     Master Demand Notes - notes issued by corporations that are payable on
     -------------------
demand by either the holder or the issuer.

      Corporate Obligations - bonds and notes issued by corporations in order to
      ---------------------
finance longer term credit needs.

      Repurchase Agreements - are agreements by which the Fund acquires a
      ---------------------
security (usually a U.S. Government Security) and a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

                                   APPENDIX A
                                  -----------


The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by MERUS and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal
----------------------
bonds) Description of the two highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2 and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Description of the two highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

Description of the two highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+  High credit quality Protection factors are strong.

         AA   Risk is modest but may vary slightly from time to time

         AA-  because of economic conditions.

Description of the two highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

IBCA's description of its two highest long-term debt ratings:

     AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

Thomson's description of its two highest long-term debt ratings:

     A Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

     A/B Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper,
-----------------------
master demand notes, bank instruments, and letters of credit) Moody's description of its two highest short-term debt ratings:

     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                   -Leading market positions in well-established industries.

                   -High rates of return on funds employed.

                   -Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                   -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                   -Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P's description of its two highest short-term debt ratings:

     A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Duff's description of its two highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

     Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's description of its two highest short-term debt ratings:

     F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

IBCA's description of its two highest short-term debt ratings:

     A+ Obligations supported by the highest capacity for timely repayment.

     A1 Obligations supported by a very strong capacity for timely repayment.

Short-Term Loan/Municipal Note Ratings
--------------------------------------

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1    This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2    This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2     Satisfactory capacity to pay principal and interest.

Thomson's description of its two highest short-term ratings:

     TBW-1 The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".